SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is December 28, 2018.

MFS® Municipal Income Fund
Class A1 & B1 Shares

Effective June 1, 2019, the first paragraph following the table in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Class A1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 shareholders of the fund can purchase additional Class A1 shares through accounts opened in connection with the reorganization. Purchases of Class B1 shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing Class B1 investors may continue to exchange their Class B1 shares for Class B shares of another MFS fund. Once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or Class B1 shares in the future.

1037020       1                       LMBA1B1-SUM-SUP-I-122818